UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 9, 2010
(Date of earliest event reported)
Henry Bros. Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-16779	22-3690168

(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

17-01 Pollitt Drive
Fair Lawn, NJ	07410	(201) 794-6500

(Address of principal executive	(Zip Code)	(Registrant’s telephone number
offices)		including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
.☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 9, 2010, Henry Bros. Electronics, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it entered into a memorandum of understanding on December 8, 2010 that provides for the settlement of a putative shareholder class action suit, captioned Atoll Advisors v. Henry, Docket No.: C-378-10, filed in the Superior Court of New Jersey, Law Division, Bergen County against the Company, certain of its officers and directors, and Kratos Defense & Security Solutions, Inc. (“Kratos”). Although the Company believes that the action is without merit, it entered into the memorandum of understanding to avoid the risk of materially delaying the proposed merger with Kratos and to minimize the expense of defending the action. The settlement and dismissal with prejudice, if completed and approved by the court, will resolve all of the claims that were or could have been brought in the action, including all claims relating to the proposed merger between the Company and Kratos (other than claims for appraisal under Section 262 of Delaware law).
     In connection with the settlement and dismissal with prejudice of the action, the defendants agreed to make certain disclosures concerning the proposed merger in a supplement to the Company’s Definitive Proxy Statement dated November 9, 2010. That supplement is being mailed on or about December 9, 2010 to the Company’s stockholders of record on November 2, 2010 and is available for review on the SEC’s EDGAR website at http://www.sec.gov.
     In order to allow the Company’s stockholders of record an opportunity to consider the additional information disclosed in the proxy statement supplement, the Company’s annual meeting of stockholders, which was convened on December 9, 2010 at 10:00 a.m. at the Company’s offices located at 17-01 Pollitt Drive, Fair Lawn, NJ 07410, was adjourned upon the vote of a majority of the shares present at the meeting in person or by proxy until 10:00 a.m., Eastern Time, on December 15, 2010. The reconvened meeting will be held at the Company’s offices located at 17-01 Pollitt Drive, Fair Lawn, NJ 07410. The record date and the agenda will remain the same for the reconvened meeting.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:
99.1	Press Release issued by Henry Bros. Electronics, Inc. dated December 9, 2010
Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend(s)” and similar expressions are intended to identify such forward-looking statements. These statements include, but are not limited to, the expected timing of the acquisition of the Company by Kratos; the ability of Kratos and the Company to close the acquisition; the performance of the parties under the terms of the Agreement and Plan of Merger, dated as of October 5, 2010, by and between the Company, Kratos Defense & Security Solutions, Inc., a Delaware corporation, and Hammer Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Kratos, as amended, and related transaction documents; and statements regarding future performance. All of such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: (i) uncertainties associated with the acquisition of the Company by Kratos, (ii) uncertainties as to the timing of the merger; (iii) failure to receive approval of the transaction by the stockholders of the Company; (iv) the ability of the parties to satisfy closing conditions to the transaction; (v) changes in economic, business, competitive, technological and/or regulatory factors; and (vi) those risks identified and discussed by the Company in its filings with the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Investors are also urged to carefully review and consider the various disclosures in the Company’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2010, June 30, 2010, September 30, 2010 and Current Reports on Form 8-K filed from time to time by the Company. All forward-looking statements are qualified in their entirety by this cautionary statement.
Additional Information and Where to Find It
This Form 8-K may be deemed to be proxy solicitation material in respect of the proposed transaction. In connection with the proposed transaction between the Company and Kratos, the Company has filed and furnished relevant documents, including a proxy statement and two supplements to such proxy statement, concerning the proposed transaction with the SEC. Investors and stockholders of the Company are urged to read the proxy statement, the proxy statement supplements and other relevant materials because they will contain important information about the Company and the proposed transaction. The final proxy statement was mailed to the Company’s stockholders on or about November 10, 2010. A proxy statement supplement relating to the amendment of the Merger Agreement was mailed to the Company’s stockholders on or about Nov. 17, 2010. A proxy statement supplement relating to disclosures being made as part of the Company’s settlement of a putative shareholder class action suit is being mailed to the Company’s stockholders on or about December 9, 2010.
Investors and stockholders may obtain a free copy of the proxy statement, the proxy statement supplements and any other relevant documents filed or furnished by the Company with the SEC at the SEC’s web site at http://www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by the Company by contacting the Company’s Corporate Secretary at (201) 794-6500 or by going to the SEC Filings website portion of the Company’s website at http://www.hbe-inc.com.
The Company and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction.
Information about the directors and executive officers of the Company and their respective interests in the Company by security holdings or otherwise will be set forth in the final proxy statement and the proxy statement supplements filed by the Company with the SEC. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement, the proxy statement supplements and other relevant documents regarding the proposed merger filed with the SEC. Each of these documents is, or will be, available as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Henry Bros. Electronics, Inc.
Date: December 10, 2010	By:	/s/ James E. Henry
	Name:	James E. Henry
	Title:	Chief Executive Officer and Treasurer

EXHIBIT INDEX
99.1	Press Release issued by Henry Bros. Electronics, Inc. dated December 9, 2010